EXHIBIT 4.6
First Amendment, Consent and Waiver
First Potomac Realty Investment Limited Partnership
First Amendment, Consent and Waiver
Dated as of November 5, 2010
to
Note Purchase Agreement
Dated as of June 22, 2006
Re: $37,500,000 6.41% Senior Notes, Series A, due June 15, 2013
$37,500,000 6.55% Senior Notes, Series B, due June 15, 2016

First Amendment, Consent and Waiver to Note Purchase Agreement
This First Amendment, Consent and Waiver dated as of November 5, 2010 (the or this “First Amendment”) to the Note Purchase Agreement dated as of June 22, 2006 (the “Note Purchase Agreement”) is between First Potomac Realty Investment Limited Partnership, a Delaware limited partnership (the “Company”) and First Potomac Realty Trust, a Maryland real estate investment trust (the “Trust”, the Trust and the Company being herein sometimes collectively referred to as the “Obligors”), and each of the institutions which is a signatory to this First Amendment (collectively, the “Noteholders”).
Recitals:
A. The Obligors and each of the purchasers signatory to the Note Purchase Agreement have heretofore entered into the Note Purchase Agreement. The Company has heretofore issued the $37,500,000 6.41% Senior Notes, Series A, due June 15, 2013 and the $37,500,000 6.55% Senior Notes, Series B, due June 15, 2016 (collectively, the “Notes”) pursuant to the Note Purchase Agreement.
B. Concurrently with the execution of the Note Purchase Agreement, certain wholly owned Subsidiaries of the Obligors entered into that certain Guaranty Agreement, dated as of June 22, 2006, for the benefit of the holders of the Notes, pursuant to which such Subsidiaries (the “Subsidiary Guarantors”) guaranteed the Company’s obligations under the Notes and the Note Purchase Agreement (the “Subsidiary Guaranty”).
C. The Obligors and the Noteholders who have executed this First Amendment (such Noteholders representing at least 51% in principal amount of the Notes currently outstanding) now desire to amend and/or waive certain provisions of the Note Purchase Agreement upon a majority of the Noteholders’ acceptance in the space below and upon the satisfaction in full of each of the following conditions set forth in Section 2.1 hereto (the “Effective Date”) in the respects, but only in the respects, hereinafter set forth.
D. The Obligors and the Noteholders acknowledge that, in accordance with Section 17.2 of the Note Purchase Agreement, the Obligors must provide each Noteholder with sufficient information, 45 days in advance of the date a decision is required (the “Solicitation Period”), to enable such Noteholder to make an informed and considered decision with respect to any proposed amendment, waiver or consent in respect of any of the provisions of the Note Purchase Agreement or the Notes.
E. Notwithstanding the 45-day Solicitation Period required by Section 17.2 of the Note Purchase Agreement, the Obligors and the Noteholders now desire to waive the Solicitation Period.
F. Capitalized terms used herein shall have the respective meanings ascribed thereto in the Note Purchase Agreement unless herein defined or the context shall otherwise require.

G. All requirements of law have been fully complied with and all other acts and things necessary to make this First Amendment a valid, legal and binding instrument according to its terms for the purposes herein expressed have been done or performed.
Now, therefore, upon the full and complete satisfaction of the conditions precedent to the effectiveness of the First Amendment set forth in Section 2.1 hereof, and in consideration of good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the Obligors and the Noteholders do hereby agree as follows:
Section 1. Amendments.
Section 1.1. Section 9.7 of the Note Purchase Agreement shall be amended as follows:
The phrase “, other than Excluded Subsidiaries,” shall be inserted into the first sentence of Section 9.7 between the words “Subsidiaries” and “which”.
A new paragraph shall be added to Section 9.7 below current subparagraph (iv) and shall read as follows:
“In the event that at any time the Company or any Subsidiary provides a Lien to or for the benefit of the lenders under the Revolving Credit Agreement or the administrative agent on their behalf, then the Company will, and will cause each of its Subsidiaries that has provided any such Lien to, concurrently grant to and for the benefit of the holders of the Notes a similar first priority Lien (ranking pari passu with the Lien provided to or for the benefit of the lenders and/or the administrative agent, as the case may be, under such Revolving Credit Agreement), over the same assets, property and undertaking of the Company and the Subsidiary as those encumbered in respect of the Revolving Credit Agreement, in form and substance reasonably satisfactory to the Required Holders with such security to be the subject of an intercreditor agreement among the lenders and/or the administrative agent, as the case may be, under the Revolving Credit Agreement or the administrative agent on their behalf, as the case may be, and the holders of Notes, which shall be reasonably satisfactory in form and substance to the Required Holders.”
Section 1.2 A new Section 10.9 shall be added to the Note Purchase Agreement and shall read as follows:
“Section 10.9 Consolidated Debt Yield. As at the end of any fiscal quarter (i) for the fiscal quarter ending December 31, 2010 through the fiscal quarter ending September 30, 2011, the Consolidated Debt Yield (as defined in the Revolving Credit Agreement as of the date hereof, including relevant defined terms therein as of the date hereof) shall not be less than ten and one half of one percent (10.5%), and (ii) for each fiscal quarter ending on or after December 31, 2011, the Consolidated Debt Yield (as defined in the Revolving Credit Agreement as of the date hereof, including relevant defined terms therein as of the date hereof) shall not be less than eleven percent (11%).”

Section 1.3 A new Section 10.10 shall be added to the Note Purchase Agreement and shall read as follows:
“Section 10.10 Unencumbered Pool Interest Coverage Ratio. As of the end of any fiscal quarter, the ratio of (i) Adjusted Net Operating Income (as defined in the Revolving Credit Agreement as of the date hereof, including relevant defined terms therein as of the date hereof) for the applicable quarter, annualized; divided by (ii) the Unsecured Interest Expense (as defined in the Revolving Credit Agreement as of the date hereof, including relevant defined terms therein as of the date hereof) for the applicable quarter, annualized, shall not be less than 1.75 to 1.0.”
Section 1.4 Section 11(c) of the Note Purchase Agreement shall be amended and restated in its entirety to read as follows:
“(c) the Obligors default in the performance of or compliance with any term contained in Section 7.1(d), Sections 10.1 through 10.5 or Sections 10.9 or 10.10 and any such default is not remedied within 10 days after the occurrence of such default; or”
Section 1.4
Defined Terms. The “Defined Terms” section of the Note Purchase Agreement shall be amended as follows:
1. The definition of “Subsidiary Guarantor” shall be deleted in its entirety and replaced with the following definition: “Subsidiary Guarantor” is defined in Section 2.3(a) and shall include any Subsidiary Guarantor which is required to comply with the requirements of Section 9.7, provided however, that the definition of Subsidiary Guarantor shall not include any Excluded Subsidiary.
2. A new definition of “Excluded Subsidiary” shall be added to read as follows: “Excluded Subsidiary” means ACP East, LLC, ACP East Finance, LLC, AP Indian Creek, LLC, FP 500 First Street, LLC and Indian Creek Investors, LLC; provided, however, that if any such Excluded Subsidiary ceases to be prohibited by its organizational documents or loan documents or other related financing documents, each as in effect on the date hereof and without extension, replacement, modification or renewal thereof, from guaranteeing other indebtedness, then such Excluded Subsidiary shall cease to be an Excluded Subsidiary and the Obligors shall within 30 days thereafter cause such Subsidiary to execute and deliver to each holder of Notes a Subsidiary Guaranty.

Section 2. Agreements.
Section 2.1. This First Amendment shall become effective and binding upon the Company and the holders of the Notes on the Effective Date upon the satisfaction in full of each of the following conditions:
(a) The Obligors shall cause the following Subsidiaries, which currently are guarantors of the Company’s other unsecured Senior Indebtedness but not guarantors of the Company’s obligations under the Note Purchase Agreement and the Notes, to become Subsidiary Guarantors and to deliver to the holders of the Notes the documents and other evidence required by Section 9.7(i) through (iv):
FP Airpark AB, LLC
FP Chesterfield ABEF, LLC
FP Chesterfield CDGH, LLC
FP Gateway Center, LLC
FP Hanover AB, LLC
FP Hanover C, LLC
FP Hanover D, LLC
Glen Dale Business Center, LLC
Interstate Plaza Holding LLC
Interstate Plaza Operating LLC
Norfolk Commerce Park LLC
(b) The Obligors shall provide evidence, reasonably satisfactory to the Noteholders, of a name change of FP Sterling Park II, LLC (one of the existing Subsidiary Guarantors) to FP Sterling Park 6, LLC.
(c) Each holder of a Note shall have received this First Amendment, duly executed by the Company and the Trust.
(d) The holders of at least 51% in principal amount of the Notes outstanding shall have consented to this First Amendment as evidenced by their execution thereof.
(e) The representations and warranties of the Company set forth in Section 2.2 hereof shall be true and correct as of the date of the execution and delivery of this First Amendment.
(f) Each holder of a Note shall have received such certificates of officers of the Company and the Trust as it may reasonably request with respect to this First Amendment and the transactions contemplated hereby.
(g) In consideration of the agreement of the Noteholders to waive the existing default under the Note Purchase Agreement as set forth in Section 2.3 hereof and to consent to amend the Note Purchase Agreement as set forth herein, the Company hereby agrees to pay to each holder of a Note a consent fee in the amount of $0.50 per $1,000 principal amount of notes held by such holder of a Note (for an aggregate consent fee payable to all holders of the Notes in an amount equal to $37,500).
(h) The Company shall have paid the fees and disbursements of the holders’ special counsel, Chapman and Cutler LLP which fees and disbursements are reflected in the statement of such special counsel delivered to the Company at the time of the execution and delivery of this First Amendment.

Section 2.2. The Obligors hereby jointly and severally represent and warrant that as of the date hereof and as of the date of execution and delivery of this First Amendment:
(a) This First Amendment and the transactions contemplated hereby are within the legal powers of the Obligors, have been duly authorized by all necessary legal action on the part of the Obligors, and this First Amendment has been duly executed and delivered by the Obligors and constitutes a legal, valid and binding obligation of the Obligors enforceable against them in accordance with its terms.
(b) After giving effect to this First Amendment, no Defaults or Events of Default under the Note Purchase Agreement shall exist and be continuing.
(c) The execution, delivery and performance of this First Amendment by the Company does not and will not result in a violation of or default under (i) the limited partnership agreement of the Company, (ii) the declaration of trust or bylaws of the Trust, (iii) any agreement to which the Company is a party or by which it is bound or to which any of its properties is subject, (iv) any order, writ, injunction or decree binding on the Company, or (v) any statute, regulation, rule or other law applicable to the Company, except, in the case of (iii) through (v) above, for any violations or defaults that would not reasonably be expected to result in a Material Adverse Effect.
(d) No consent, approval or authorization of, or registration, filing or declaration with, any governmental authority is required in connection with the execution, delivery or performance by the Obligors of this First Amendment, except where the failure to obtain such consents, approvals or authorizations, or to make such filings or declarations, would not reasonably be expected to result in a Material Adverse Effect.
(e) Schedule A attached to this First Amendment lists properties owned by the Company which are encumbered by mortgages, together with the related income, asset values, maturity dates of the mortgages, dates of assumption and status as an Excluded Subsidiary, and such Schedule A is true and correct in all material respects.
(f) After giving effect to this First Amendment and the terms of Section 2.1, each Subsidiary which owns an Eligible Unencumbered Property or is an obligor, borrower or guarantor of Indebtedness (other than Excluded Subsidiaries) will have delivered a Subsidiary Guaranty.
Section 2.3. Upon and by virtue of this First Amendment becoming effective as herein contemplated, (i) the Default or Event of Default occurring solely as a result of the Obligors’ failure to cause certain of their respective Subsidiaries to become Subsidiary Guarantors in accordance with Section 9.7 of the Note Purchase Agreement, at all times prior to and including the Effective Date, shall be deemed to have been waived by the Noteholders, (ii) the Default or Event of Default occurring solely as a result of the Obligors’ failure to disclose, in accordance with Section 7.2(b) of the Note Purchase Agreement, the Company’s failure to comply with the provisions of Section 9.7 of the Note Purchase Agreement, at all times prior to and including the Effective Date, shall be deemed to have been waived by the Noteholders, and (iii) the Noteholders agree to waive, in connection with the Obligors’ seeking of this First Amendment, the 45-day Solicitation Period set forth in Section 17.2 of the Note Purchase Agreement. The Obligors understand and agree that the waivers contained in this Section 2.3 pertain only to the Defaults and Events of Default herein described in clauses (i) and (ii) of this Section 2.3 and to the extent so described and not to any other Default or Event of Default which may exist under, or any other matters arising in connection with, the Note Purchase Agreement or to any rights which the Noteholders have arising by virtue of any such other actions or matters.

Section 2.4. [REMOVED]
Section 2.5. This First Amendment shall be construed in connection with and as part of the Note Purchase Agreement, and except as modified and expressly amended by this First Amendment, all terms, conditions and covenants contained in the Note Purchase Agreement and the Notes are hereby ratified and shall be and remain in full force and effect.
Section 2.6. Any and all notices, requests, certificates and other instruments executed and delivered after the execution and delivery of this First Amendment may refer to the Note Purchase Agreement without making specific reference to this First Amendment but nevertheless all such references shall include this First Amendment unless the context otherwise requires.
Section 2.7. The descriptive headings of the various Sections or parts of this First Amendment are for convenience only and shall not affect the meaning or construction of any of the provisions hereof.
Section 2.8. This First Amendment shall be governed by and construed in accordance with the law of the State of New York.
Section 2.9. The execution hereof by you shall constitute a contract between us for the uses and purposes hereinabove set forth, and this First Amendment may be executed in any number of counterparts, each executed counterpart constituting an original, but all together only one agreement.
[Signature page follows]

IN WITNESS WHEREOF, we have hereunto set our hands as of the date first set forth above.

First Potomac Realty Investment Limited Partnership

By:	First Potomac Realty Trust
Its sole general partner

By:	/s/ Barry H. Bass Name: Barry H. Bass
Title: Executive Vice President and Chief Financial Officer

First Potomac Realty Trust

By:	/s/ Barry H. Bass Name: Barry H. Bass
Title: Executive Vice President and Chief Financial Officer

1400 CAVALIER, LLC

By:	First Potomac Realty Investment Limited Partnership
Its Sole Member

By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass
Name: Barry H. Bass
Title: Executive Vice President and Chief Financial Officer

1441 CROSSWAYS BLVD., LLC

By:	First Potomac Realty Investment Limited Partnership
Its Sole Member

By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass Name: Barry H. Bass
Title: Executive Vice President and Chief Financial Officer

FP ASHBURN, LLC

By:	First Potomac Realty Investment Limited Partnership
Its Sole Member

By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass Name: Barry H. Bass
Title: Executive Vice President and Chief Financial Officer
(Signatures continued on next page)

AIRPARK PLACE, LLC

By:	Airpark Place Holdings LLC
Its Sole Member

By:	First Potomac Realty Investment Limited Partnership
Its Sole Member

By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass Name: Barry H. Bass
Title: Executive Vice President and Chief Financial Officer

FP AMMENDALE COMMERCE CENTER, LLC

By:	First Potomac Realty Investment Limited Partnership
Its Sole Member

By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass Name: Barry H. Bass
Title: Executive Vice President and Chief Financial Officer

AQUIA TWO, LLC

By:	First Potomac Realty Investment Limited Partnership
Its Sole Member

By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass Name: Barry H. Bass
Title: Executive Vice President and Chief Financial Officer
(Signatures continued on next page)

CROSSWAYS II LLC

By:	First Potomac Realty Investment Limited Partnership
Its Sole Member

By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass Name: Barry H. Bass
Title: Executive Vice President and Chief Financial Officer

FPR HOLDINGS LIMITED PARTNERSHIP

By:	FPR General Partner, LLC
Its General Partner

By:	First Potomac Realty Investment Limited Partnership
Its Sole Member

By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass Name: Barry H. Bass
Title: Executive Vice President and Chief Financial Officer

FP DAVIS DRIVE LOT 5, LLC

By:	First Potomac Realty Investment Limited Partnership
Its Sole Member

By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass Name: Barry H. Bass
Title: Executive Vice President and Chief Financial Officer
(Signatures continued on next page)

FP PROPERTIES, LLC

By:	First Potomac Realty Investment Limited Partnership
Its Sole Member

By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass Name: Barry H. Bass
Title: Executive Vice President and Chief Financial Officer

FP PROPERTIES II, LLC

By:	First Potomac Realty Investment Limited Partnership
Its Sole Member

By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass Name: Barry H. Bass
Title: Executive Vice President and Chief Financial Officer

FP DIAMOND HILL, LLC

By:	First Potomac Realty Investment Limited Partnership
Its Sole Member

By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass
Name: Barry H. Bass
Title: Executive Vice President and Chief Financial Officer
(Signatures continued on next page)

FP CAMPOSTELLA ROAD, LLC

By:	First Potomac Realty Investment Limited Partnership
Its Sole Member

By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass
Name: Barry H. Bass
Title: Executive Vice President and Chief Financial Officer

GATEWAY HAMPTON ROADS, LLC

By:	First Potomac Realty Investment Limited Partnership
Its Sole Member

By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass Name: Barry H. Bass
Title: Executive Vice President and Chief Financial Officer

FP GATEWAY 270, LLC

By:	First Potomac Realty Investment Limited Partnership
Its Sole Member

By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass
Name: Barry H. Bass
Title: Executive Vice President and Chief Financial Officer
(Signatures continued on next page)

GATEWAY MANASSAS II, LLC

By:	First Potomac Realty Investment Limited Partnership
Its Sole Member

By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass Name: Barry H. Bass
Title: Executive Vice President and Chief Financial Officer

FP 2550 ELLSMERE AVENUE, LLC

By:	First Potomac Realty Investment Limited Partnership
Its Sole Member

By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass Name: Barry H. Bass
Title: Executive Vice President and Chief Financial Officer

FP GATEWAY WEST II, LLC

By:	First Potomac Realty Investment Limited Partnership
Its Sole Member

By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass Name: Barry H. Bass
Title: Executive Vice President and Chief Financial Officer
(Signatures continued on next page)

FP GOLDENROD LANE, LLC

By:	First Potomac Realty Investment Limited Partnership
Its Sole Member

By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass
Name: Barry H. Bass
Title: Executive Vice President and Chief Financial Officer

GTC I SECOND LLC

By:	First Potomac Realty Investment Limited Partnership
Its Sole Member

By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass Name: Barry H. Bass
Title: Executive Vice President and Chief Financial Officer

FP HANOVER AB, LLC

By:	FPR Holdings Limited Partnership
Its Sole Member

By:	FPR General Partner, LLC
Its General Partner

By:	First Potomac Realty Investment Limited Partnership
Its Sole Member

By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass Name: Barry H. Bass
Title: Executive Vice President and Chief Financial Officer
(Signatures continued on next page)

HERNDON CORPORATE CENTER, LLC

By:	First Potomac Realty Investment Limited Partnership
Its Sole Member

By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass

	Name:	Barry H. Bass
	Title:	Executive Vice President and Chief Financial Officer

LINDEN II, LLC

By:	First Potomac Realty Investment Limited Partnership
Its Sole Member

By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass

	Name:	Barry H. Bass
	Title:	Executive Vice President and Chief Financial Officer

LUCAS WAY HAMPTON, LLC

By:	First Potomac Realty Investment Limited Partnership
Its Sole Member

By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass

	Name:	Barry H. Bass
	Title:	Executive Vice President and Chief Financial Officer
(Signatures continued on next page)

FP PARK CENTRAL V, LLC

By:	First Potomac Realty Investment Limited Partnership
Its Sole Member

By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass

	Name:	Barry H. Bass
	Title:	Executive Vice President and Chief Financial Officer

FP PATRICK CENTER, LLC

By:	First Potomac Realty Investment Limited Partnership
Its Sole Member

By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass

	Name:	Barry H. Bass
	Title:	Executive Vice President and Chief Financial Officer

FP PINE GLEN, LLC

By:	First Potomac Realty Investment Limited Partnership
Its Sole Member

By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass

	Name:	Barry H. Bass
	Title:	Executive Vice President and Chief Financial Officer
(Signatures continued on next page)

RESTON BUSINESS CAMPUS, LLC

By:	First Potomac Realty Investment Limited Partnership
Its Sole Member

By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass

	Name:	Barry H. Bass
	Title:	Executive Vice President and Chief Financial Officer

FP RIVERS BEND, LLC

By:	First Potomac Realty Investment Limited Partnership
Its Sole Member

By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass

	Name:	Barry H. Bass
	Title:	Executive Vice President and Chief Financial Officer

FP 500 & 600 HP WAY, LLC

By:	First Potomac Realty Investment Limited Partnership
Its Sole Member

By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass

	Name:	Barry H. Bass
	Title:	Executive Vice President and Chief Financial Officer
(Signatures continued on next page)

FP 1408 STEPHANIE WAY, LLC

By:	First Potomac Realty Investment Limited Partnership
Its Sole Member

By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass

	Name:	Barry H. Bass
	Title:	Executive Vice President and Chief Financial Officer

FP STERLING PARK I, LLC

By:	First Potomac Realty Investment Limited Partnership
Its Sole Member

By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass

	Name:	Barry H. Bass
	Title:	Executive Vice President and Chief Financial Officer
(Signatures continued on next page)

FP STERLING PARK 6, LLC

By:	First Potomac Realty Investment Limited Partnership
Its Sole Member

By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass

	Name:	Barry H. Bass
	Title:	Executive Vice President and Chief Financial Officer

FP STERLING PARK 7, LLC

By:	First Potomac Realty Investment Limited Partnership
Its Sole Member

By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass

	Name:	Barry H. Bass
	Title:	Executive Vice President and Chief Financial Officer

FP STERLING PARK LAND, LLC

By:	First Potomac Realty Investment Limited Partnership
Its Sole Member

By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass

	Name:	Barry H. Bass
	Title:	Executive Vice President and Chief Financial Officer

VIRGINIA CENTER, LLC

By:	First Potomac Realty Investment Limited Partnership
Its Sole Member

By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass

	Name:	Barry H. Bass
	Title:	Executive Vice President and Chief Financial Officer
(Signatures continued on next page)

FP WEST PARK, LLC

By:	First Potomac Realty Investment Limited Partnership
Its Sole Member

By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass

	Name:	Barry H. Bass
	Title:	Executive Vice President and Chief Financial Officer

FP CRONRIDGE DRIVE, LLC

By:	First Potomac Realty Investment Limited Partnership
Its Sole Member

By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass

	Name:	Barry H. Bass
	Title:	Executive Vice President and Chief Financial Officer

FP GIRARD BUSINESS CENTER, LLC

By:	First Potomac Realty Investment Limited Partnership
Its Sole Member

By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass

	Name:	Barry H. Bass
	Title:	Executive Vice President and Chief Financial Officer
(Signatures continued on next page)

FP GIRARD PLACE, LLC

By:	First Potomac Realty Investment Limited Partnership
Its Sole Member

By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass

	Name:	Barry H. Bass
	Title:	Executive Vice President and Chief Financial Officer

TECHCOURT, LLC

By:	First Potomac Realty Investment Limited Partnership
Its Sole Member

By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass

	Name:	Barry H. Bass
	Title:	Executive Vice President and Chief Financial Officer

FP PARK CENTRAL I, LLC

By:	First Potomac Realty Investment Limited Partnership
Its Sole Member

By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass

	Name:	Barry H. Bass
	Title:	Executive Vice President and Chief Financial Officer
(Signatures continued on next page)

FP TRIANGLE, LLC

By:	First Potomac Realty Investment Limited Partnership
Its Sole Member

By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass

	Name:	Barry H. Bass
	Title:	Executive Vice President and Chief Financial Officer

15395 JOHN MARSHALL HIGHWAY, LLC

By:	First Potomac Realty Investment Limited Partnership
Its Sole Member

By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass

	Name:	Barry H. Bass
	Title:	Executive Vice President and Chief Financial Officer

WINDSOR AT BATTLEFIELD, LLC

By:	First Potomac Realty Investment Limited Partnership
Its Sole Member

By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass

	Name:	Barry H. Bass
	Title:	Executive Vice President and Chief Financial Officer
(Signatures continued on next page)

FP NORTHRIDGE, LLC

By:	First Potomac Realty Investment Limited Partnership
Its Sole Member

By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass

	Name:	Barry H. Bass
	Title:	Executive Vice President and Chief Financial Officer

FP 1408 STEPHANIE WAY, LLC

By:	First Potomac Realty Investment Limited Partnership
Its Sole Member

By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass

	Name:	Barry H. Bass
	Title:	Executive Vice President and Chief Financial Officer

FP GOLDENROD LANE LLC

By:	First Potomac Realty Investment Limited Partnership
Its Sole Member

By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass

	Name:	Barry H. Bass
	Title:	Executive Vice President and Chief Financial Officer
(Signatures continued on next page)

FP GREENBRIER CIRCLE, LLC

By:	First Potomac Realty Investment Limited Partnership
Its Sole Member

By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass

	Name:	Barry H. Bass
	Title:	Executive Vice President and Chief Financial Officer

FP PARK CENTRAL II, LLC

By:	First Potomac Realty Investment Limited Partnership
Its Sole Member

By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass

	Name:	Barry H. Bass
	Title:	Executive Vice President and Chief Financial Officer

4212 TECHCOURT, LLC

By:	First Potomac Realty Investment Limited Partnership
Its Sole Member

By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass

	Name:	Barry H. Bass
	Title:	Executive Vice President and Chief Financial Officer
(Signatures continued on next page)

FP 3 FLINT HILL, LLC

By:	First Potomac Realty Investment Limited Partnership
Its Sole Member

By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass

	Name:	Barry H. Bass
	Title:	Executive Vice President and Chief Financial Officer

Accepted and Agreed to:

Farm Bureau Life Insurance Company Equitrust Life Insurance Company
By:	/s/ Herman L. Riva
	Name:	Herman L. Riva
	Title:	Securities Vice President

Accepted and Agreed to:

Ohio National Life Assurance Corporation
By:	/s/ Jed R. Martin
	Name:	Jed R. Martin
	Title:	Vice President Private Placement

Accepted and Agreed to:

Pacific Life Insurance Company (Nominee: Mac & Co)
By:	/s/ T. Anthony Premer
	Name:	T. Anthony Premer
	Title:	Vice President, R E Finance

By:	/s/ Jennifer L. Portnoff
	Name:	Jennifer L. Portnoff
	Title:	Assistant Secretary

Accepted and Agreed to:

Minnesota Life Insurance Company By: Advantus Capital Management, Inc.
By:	/s/ James F. Geiger
	Name:	James F. Geiger
	Title:	Vice President

Accepted and Agreed to:

MTL Insurance Company By: Advantus Capital Management, Inc.
By:	/s/ James F. Geiger
	Name:	James F. Geiger
	Title:	Vice President

Accepted and Agreed to:

Security National Life Insurance Company By: Advantus Capital Management, Inc.
By:	/s/ James F. Geiger
	Name:	James F. Geiger
	Title:	Vice President

Accepted and Agreed to:

United Insurance Company of America By: Advantus Capital Management, Inc.
By:	/s/ James F. Geiger
	Name:	James F. Geiger
	Title:	Vice President

Accepted and Agreed to:

Blue Cross and Blue Shield of Florida, Inc. By: Advantus Capital Management, Inc.
By:	/s/ James F. Geiger
	Name:	James F. Geiger
	Title:	Vice President

Accepted and Agreed to:

The Catholic Aid Association By: Advantus Capital Management, Inc.
By:	/s/ James F. Geiger
	Name:	James F. Geiger
	Title:	Vice President

Accepted and Agreed to:

Farm Bureau Life Insurance Company of Michigan By: Advantus Capital Management, Inc.
By:	/s/ James F. Geiger
	Name:	James F. Geiger
	Title:	Vice President

Accepted and Agreed to:

Fort Dearborn Life Insurance Company By: Advantus Capital Management, Inc.
By:	/s/ James F. Geiger
	Name:	James F. Geiger
	Title:	Vice President

Accepted and Agreed to:

United Life Insurance Company
By:	/s/ Chad A. Giether
	Name:	Chad A. Giether
	Title:	Portfolio Manager

Accepted and Agreed to:

Thrivent Financial For Lutherans
By:	/s/ Patricia H. Eitrheim
	Name:	Patricia H. Eitrheim
	Title:	Director